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                                                                    Exhibit 10.8

                                 FIRST AMENDMENT
                          (LOAN AND SECURITY AGREEMENT)

     THIS FIRST AMENDMENT AGREEMENT (the "Amendment"), dated as of the 2nd of June, 2003, to that certain Loan and Security Agreement, dated as of January 3, 2003 (the "Loan Agreement"), by and between ClearBlue Technologies, Inc., a Delaware corporation ("Borrower") and NaviSite, Inc., a Delaware corporation ("Lender"). All capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Loan Agreement.

     WHEREAS, pursuant to the Loan Agreement, the Lender has loaned to the Borrower and the Borrower has borrowed from the Lender the sum of ONE MILLION NINE HUNDRED SIXTY FIVE THOUSAND AND FOUR HUNDRED THIRTY ONE DOLLARS ($1,965,431) in accordance with the terms and provisions of the Loan Agreement;

     WHEREAS, pursuant to the Loan Agreement, the Maximum Loan Amount is US$2 million; and

     WHEREAS, Lender wishes to make available to the Borrower and Borrower wishes to borrow from the Lender, for a temporary period of up to seven (7) business days, an ADDITIONAL $250,000 in excess of the Maximum Loan Amount.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Amendment. From and after the date hereof for a period of seven (7) business days, the definition of Maximum Loan Amount in Section 1 of the Loan Agreement is amended by deleting the words "US$2 million" and inserting in place thereof the words "US$2.25 MILLION".

     2. No Other Amendments. Except as expressly set forth herein, the Loan Agreement shall continue in full force and effect without alteration or amendment.

     3. Validity and Binding Effect. Each party represents, warrants and confirms that this Amendment is a valid, legal and binding obligation of such party enforceable in accordance with its terms and that the Loan Agreement is in full force and effect and has not been supplemented, modified or otherwise amended, except pursuant to this Amendment or cancelled or terminated.

     4. Amendments. This Amendment and the Loan Agreement may not be further amended except by written instrument executed by the parties as provided therein.

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     5. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the Borrower and the Lender, intending to be legally bound hereby, have executed this First Amendment as of the day and year first written above.

                                              NAVISITE, INC.


                                              By: /s/ Jim Pluntze
                                                 -------------------------------
                                                 Name: Jim Pluntze
                                                 Title: Chief Financial Officer



                                              CLEARBLUE TECHNOLOGIES, INC.


                                              By: /s/ Arthur Becker
                                                 -------------------------------
                                                 Name: Arthur Becker
                                                 Title: Vice President




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